EXHIBIT (L)


                             ISLAMIA GROUP OF FUNDS

                             SUBSCRIPTION AGREEMENT

         This Agreement made this 1st day of June, 2000 by and between Islamia Group of Funds, a Massachusetts business trust (the "Fund"), and Q. Ali Yar Khan and Sabera Khan, (the "SUBSCRIBER").

          1. SHARE SUBSCRIPTION. The Subscriber subscribes for and agrees to purchase from the Fund 2,500 shares of beneficial interest of the Fund's series, the Islamia Income Fund for a purchase price of $10.00 per share, on the terms and conditions set forth herein and in the preliminary prospectus ("PRELIMINARY PROSPECTUS"). Subscriber agrees to make payment for these shares at such time as demand for payment may be made by an officer of the Fund.

         The Subscriber understands that the Fund filed a registration statement with the Securities and Exchange Commission on Form N-1A, which contains the Preliminary Prospectus describing the Fund and the shares. The Subscriber acknowledges receipt of a copy of the Preliminary Prospectus.

         The Subscriber recognizes that the Fund will not be fully operational until it commences public offering of its shares. Accordingly, a number of features of the Fund described in the Preliminary Prospectus, including, without limitation, the declaration and payment of dividends, and redemption of shares upon request of shareholders, are not, in fact, in existence at the present time and will not be instituted until the Fund's registration statement becomes effective under the Securities Act of 1933 (the "SECURITIES ACT").

         2. REPRESENTATIONS AND WARRANTIES: The Subscriber hereby represents and warrants the following:

               (a) The Subscriber represents that it has been informed of the following:

                    (i) that the shares being subscribed for have not been and will not be registered under the Securities Act;

                    (ii) that the shares will be sold by the Fund in reliance on an exemption from the registration requirements of the Securities Act;

                    (iii) that the Fund's reliance upon an exemption from the
               registration requirements of the Securities Act is predicated in part on the representations and agreements contained in this Subscription Agreement;

                                      1-1

                    (iv) that when issued, the shares will be "restricted
               securities" as defined in paragraph (a)(3) of Rule 144 of the General Rules and Regulations under the Securities Act ("RULE 144") and cannot be sold or transferred by Subscriber unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available.

                    (v) that there does not appear to be any exemptions from the registration provisions of the Securities Act available to the Subscriber for resale of the shares. In the future, certain exemptions may possibly become available, including an exemption for limited sales in accordance with the conditions of Rule 144.

         The Subscriber understands that a primary purpose of the information acknowledged in subparagraphs (i) through (v) above is to put it on notice as to restrictions on the transferability of the shares.

                    (b) The Subscriber is aware that no federal or state agency has made any findings or determination as to the fairness for investment, nor any recommendation nor endorsement, of the Shares;

                    (c) The Subscriber has such knowledge and experience of
               financial and business matters as will enable him to utilize the information made available to him in connection with the offering of the shares to evaluate the merits and risks of the prospective investment and to make an informed investment decision;

                    (d) The Subscriber recognizes that the Fund (and its
               respective series) has only recently been organized, that the Fund has no financial or operating history and further, that investment in the Fund involves certain risks, and the Subscriber has taken full cognizance of and understands all of the risks related to the purchase of the shares, and the Subscriber acknowledges that he has suitable financial resources and anticipated income to bear the economic risks of such an investment;

                    (e) The Subscriber is purchasing shares for investment for his own account and not on behalf of any other person or persons, and not with any intention of redemption, distribution or resale of shares, either in whole or in part;

                    (f) The Subscriber will not sell the shares purchased by him without registration of them under the Securities Act or exemption therefrom;

                    (g) The Subscriber has been furnished with and has read this agreement, the Preliminary Prospectus and such other documents relating to the Fund and its series as he has requested and as have been provided to him by the Fund;

                    (h) The Subscriber has also had the opportunity to ask
               questions of, and receive answers from, officers of the Fund concerning the Fund, its series, and the terms of the offering; and


                                      1-2

                    (i) The Subscriber recognizes that the Fund reserves the
               right to reject or limit any subscription.

         3. SOCIAL SECURITY NUMBER. The Subscriber certifies under penalties of perjury that the number shown on this form is the Subscriber's correct social security number and that he is not subject to backup withholding as a result of a failure to report all interest and dividend income to the Internal Revenue Service.

         4. This Subscription Agreement and all of its provisions shall be binding upon the legal representatives, heirs, successors and assigns of the parties hereto.

         5. The Fund's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.


                                      1-3

         IN WITNESS WHEREOF, this Subscription Agreement has been executed by the parties hereto as of the day and date first above written.


                                                          ISLAMIA GROUP OF FUNDS



                                                          By  /S/ Q.A. KHAN
                                                              -------------


 [INSERT NAME AND ADDRESS]
Social Security Number:




/S/ Q.A. KHAN
-------------
(Signature)
(Q.A. Khan)

                                      1-4

                             ISLAMIA GROUP OF FUNDS

                             SUBSCRIPTION AGREEMENT

         This Agreement made this 31st day of May, 2000 by and between Islamia Group of Funds, a Massachusetts business trust (the "Fund"), and Obaid Yarkhan, (the "SUBSCRIBER").

          1. SHARE SUBSCRIPTION. The Subscriber subscribes for and agrees to purchase from the Fund 400 shares of beneficial interest of the Fund's series, the Islamia Income Fund for a purchase price of $10.00 per share, on the terms and conditions set forth herein and in the preliminary prospectus ("PRELIMINARY PROSPECTUS"). Subscriber agrees to make payment for these shares at such time as demand for payment may be made by an officer of the Fund.

         The Subscriber understands that the Fund filed a registration statement with the Securities and Exchange Commission on Form N-1A, which contains the Preliminary Prospectus describing the Fund and the shares. The Subscriber acknowledges receipt of a copy of the Preliminary Prospectus.

         The Subscriber recognizes that the Fund will not be fully operational until it commences public offering of its shares. Accordingly, a number of features of the Fund described in the Preliminary Prospectus, including, without limitation, the declaration and payment of dividends, and redemption of shares upon request of shareholders, are not, in fact, in existence at the present time and will not be instituted until the Fund's registration statement becomes effective under the Securities Act of 1933 (the "SECURITIES ACT").

         2. REPRESENTATIONS AND WARRANTIES: The Subscriber hereby represents and warrants the following:

               (a) The Subscriber represents that it has been informed of the following:

                    (i) that the shares being subscribed for have not been and will not be registered under the Securities Act;

                    (ii) that the shares will be sold by the Fund in reliance on an exemption from the registration requirements of the Securities Act;

                    (iii) that the Fund's reliance upon an exemption from the
               registration requirements of the Securities Act is predicated in part on the representations and agreements contained in this Subscription Agreement;

                    (iv) that when issued, the shares will be "restricted
               securities" as defined in paragraph (a)(3) of Rule 144 of the General Rules and Regulations under the Securities Act ("RULE 144") and cannot be sold or transferred by Subscriber unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available.


                                      2-1

                    (v) that there does not appear to be any exemptions from the registration provisions of the Securities Act available to the Subscriber for resale of the shares. In the future, certain exemptions may possibly become available, including an exemption for limited sales in accordance with the conditions of Rule 144.

         The Subscriber understands that a primary purpose of the information acknowledged in subparagraphs (i) through (v) above is to put it on notice as to restrictions on the transferability of the shares.

               (b) The Subscriber is aware that no federal or state agency has made any findings or determination as to the fairness for investment, nor any recommendation nor endorsement, of the Shares;

               (c) The Subscriber has such knowledge and experience of financial and business matters as will enable him to utilize the information made available to him in connection with the offering of the shares to evaluate the merits and risks of the prospective investment and to make an informed investment decision;

               (d) The Subscriber recognizes that the Fund (and its respective series) has only recently been organized, that the Fund has no financial or operating history and further, that investment in the Fund involves certain risks, and the Subscriber has taken full cognizance of and understands all of the risks related to the purchase of the shares, and the Subscriber acknowledges that he has suitable financial resources and anticipated income to bear the economic risks of such an investment;

               (e) The Subscriber is purchasing shares for investment for his own account and not on behalf of any other person or persons, and not with any intention of redemption, distribution or resale of shares, either in whole or in part;

               (f) The Subscriber will not sell the shares purchased by him without registration of them under the Securities Act or exemption therefrom;

               (g) The Subscriber has been furnished with and has read this agreement, the Preliminary Prospectus and such other documents relating to the Fund and its series as he has requested and as have been provided to him by the Fund;

               (h) The Subscriber has also had the opportunity to ask questions of, and receive answers from, officers of the Fund concerning the Fund, its series, and the terms of the offering; and

               (i) The Subscriber recognizes that the Fund reserves the right to reject or limit any subscription.

                                      2-2

          3. SOCIAL SECURITY NUMBER. The Subscriber certifies under penalties of perjury that the number shown on this form is the Subscriber's correct social security number and that he is not subject to backup withholding as a result of a failure to report all interest and dividend income to the Internal Revenue Service.

          4. This Subscription Agreement and all of its provisions shall be binding upon the legal representatives, heirs, successors and assigns of the parties hereto.

          5. The Fund's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.


                                      2-3

         IN WITNESS WHEREOF, this Subscription Agreement has been executed by the parties hereto as of the day and date first above written.


                                                          ISLAMIA GROUP OF FUNDS



                                                          By  /S/ Q.A. KHAN
                                                              -------------


 [INSERT NAME AND ADDRESS]
Social Security Number:



/S/ OBAID YARKHAN
-----------------
(Signature)


                                      2-4

                             ISLAMIA GROUP OF FUNDS

                             SUBSCRIPTION AGREEMENT

         This Agreement made this 31st day of May, 2000 by and between Islamia Group of Funds, a Massachusetts business trust (the "Fund"), and Mohammed Yarkhan, (the "SUBSCRIBER").

          1. SHARE SUBSCRIPTION. The Subscriber subscribes for and agrees to purchase from the Fund 300 shares of beneficial interest of the Fund's series, the Islamia Income Fund for a purchase price of $10.00 per share, on the terms and conditions set forth herein and in the preliminary prospectus ("PRELIMINARY PROSPECTUS"). Subscriber agrees to make payment for these shares at such time as demand for payment may be made by an officer of the Fund.

         The Subscriber understands that the Fund filed a registration statement with the Securities and Exchange Commission on Form N-1A, which contains the Preliminary Prospectus describing the Fund and the shares. The Subscriber acknowledges receipt of a copy of the Preliminary Prospectus.

         The Subscriber recognizes that the Fund will not be fully operational until it commences public offering of its shares. Accordingly, a number of features of the Fund described in the Preliminary Prospectus, including, without limitation, the declaration and payment of dividends, and redemption of shares upon request of shareholders, are not, in fact, in existence at the present time and will not be instituted until the Fund's registration statement becomes effective under the Securities Act of 1933 (the "SECURITIES ACT").

         2. REPRESENTATIONS AND WARRANTIES: The Subscriber hereby represents and warrants the following:

               (a) The Subscriber represents that it has been informed of the following:

                    (i) that the shares being subscribed for have not been and will not be registered under the Securities Act;

                    (ii) that the shares will be sold by the Fund in reliance on an exemption from the registration requirements of the Securities Act;

                    (iii) that the Fund's reliance upon an exemption from the
               registration requirements of the Securities Act is predicated in part on the representations and agreements contained in this Subscription Agreement;

                    (iv) that when issued, the shares will be "restricted
               securities" as defined in paragraph (a)(3) of Rule 144 of the General Rules and Regulations under the Securities Act ("RULE 144") and cannot be sold or transferred by Subscriber unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available.


                                      3-1

                    (v) that there does not appear to be any exemptions from the registration provisions of the Securities Act available to the Subscriber for resale of the shares. In the future, certain exemptions may possibly become available, including an exemption for limited sales in accordance with the conditions of Rule 144.

         The Subscriber understands that a primary purpose of the information acknowledged in subparagraphs (i) through (v) above is to put it on notice as to restrictions on the transferability of the shares.

                    (b) The Subscriber is aware that no federal or state agency has made any findings or determination as to the fairness for investment, nor any recommendation nor endorsement, of the Shares;

                    (c) The Subscriber has such knowledge and experience of
               financial and business matters as will enable him to utilize the information made available to him in connection with the offering of the shares to evaluate the merits and risks of the prospective investment and to make an informed investment decision;

                    (d) The Subscriber recognizes that the Fund (and its
               respective series) has only recently been organized, that the Fund has no financial or operating history and further, that investment in the Fund involves certain risks, and the Subscriber has taken full cognizance of and understands all of the risks related to the purchase of the shares, and the Subscriber acknowledges that he has suitable financial resources and anticipated income to bear the economic risks of such an investment;

                   (e) The Subscriber is purchasing shares for investment for his own account and not on behalf of any other person or persons, and not with any intention of redemption, distribution or resale of shares, either in whole or in part;

                    (f) The Subscriber will not sell the shares purchased by him without registration of them under the Securities Act or exemption therefrom;

                    (g) The Subscriber has been furnished with and has read this agreement, the Preliminary Prospectus and such other documents relating to the Fund and its series as he has requested and as have been provided to him by the Fund;

                    (h) The Subscriber has also had the opportunity to ask
               questions of, and receive answers from, officers of the Fund concerning the Fund, its series, and the terms of the offering; and

                    (i) The Subscriber recognizes that the Fund reserves the
               right to reject or limit any subscription.


                                      3-2

          3. SOCIAL SECURITY NUMBER. The Subscriber certifies under penalties of perjury that the number shown on this form is the Subscriber's correct social security number and that he is not subject to backup withholding as a result of a failure to report all interest and dividend income to the Internal Revenue Service.

          4. This Subscription Agreement and all of its provisions shall be binding upon the legal representatives, heirs, successors and assigns of the parties hereto.

          5. The Fund's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.


                                      3-3

         IN WITNESS WHEREOF, this Subscription Agreement has been executed by the parties hereto as of the day and date first above written.


                                                          ISLAMIA GROUP OF FUNDS



                                                          By  /S/ Q.A. KHAN
                                                              -------------


 [INSERT NAME AND ADDRESS]
Social Security Number:



/S/ MOHAMMED YARKHAN
--------------------
(Signature)


                                      3-4

                             ISLAMIA GROUP OF FUNDS

                             SUBSCRIPTION AGREEMENT

         This Agreement made this 31st day of May, 2000 by and between Islamia Group of Funds, a Massachusetts business trust (the "Fund"), and Aijaz Yarkhan, (the "SUBSCRIBER").

          1. SHARE SUBSCRIPTION. The Subscriber subscribes for and agrees to purchase from the Fund 300 shares of beneficial interest of the Fund's series, the Islamia Income Fund for a purchase price of $10.00 per share, on the terms and conditions set forth herein and in the preliminary prospectus ("PRELIMINARY PROSPECTUS"). Subscriber agrees to make payment for these shares at such time as demand for payment may be made by an officer of the Fund.

         The Subscriber understands that the Fund filed a registration statement with the Securities and Exchange Commission on Form N-1A, which contains the Preliminary Prospectus describing the Fund and the shares. The Subscriber acknowledges receipt of a copy of the Preliminary Prospectus.

         The Subscriber recognizes that the Fund will not be fully operational until it commences public offering of its shares. Accordingly, a number of features of the Fund described in the Preliminary Prospectus, including, without limitation, the declaration and payment of dividends, and redemption of shares upon request of shareholders, are not, in fact, in existence at the present time and will not be instituted until the Fund's registration statement becomes effective under the Securities Act of 1933 (the "SECURITIES ACT").

         2. REPRESENTATIONS AND WARRANTIES: The Subscriber hereby represents and warrants the following:

               (a) The Subscriber represents that it has been informed of the following:

                    (i) that the shares being subscribed for have not been and will not be registered under the Securities Act;

                    (ii) that the shares will be sold by the Fund in reliance on an exemption from the registration requirements of the Securities Act;

                    (iii) that the Fund's reliance upon an exemption from the registration requirements of the Securities Act is predicated in part on the representations and agreements contained in this Subscription Agreement;

                    (iv) that when issued, the shares will be "restricted securities" as defined in paragraph (a)(3) of Rule 144 of the General Rules and Regulations under the Securities Act ("RULE 144") and cannot be sold or transferred by Subscriber unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available.


                                      4-1

                    (v) that there does not appear to be any exemptions from the registration provisions of the Securities Act available to the Subscriber for resale of the shares. In the future, certain exemptions may possibly become available, including an exemption for limited sales in accordance with the conditions of Rule 144.

         The Subscriber understands that a primary purpose of the information acknowledged in subparagraphs (i) through (v) above is to put it on notice as to restrictions on the transferability of the shares.

                    (b) The Subscriber is aware that no federal or state agency has made any findings or determination as to the fairness for investment, nor any recommendation nor endorsement, of the Shares;

                   (c) The Subscriber has such knowledge and experience of financial and business matters as will enable him to utilize the information made available to him in connection with the offering of the shares to evaluate the merits and risks of the prospective investment and to make an informed investment decision;

                   (d) The Subscriber recognizes that the Fund (and its respective series) has only recently been organized, that the Fund has no financial or operating history and further, that investment in the Fund involves certain risks, and the Subscriber has taken full cognizance of and understands all of the risks related to the purchase of the shares, and the Subscriber acknowledges that he has suitable financial resources and anticipated income to bear the economic risks of such an investment;

                   (e) The Subscriber is purchasing shares for investment for his own account and not on behalf of any other person or persons, and not with any intention of redemption, distribution or resale of shares, either in whole or in part;

                    (f) The Subscriber will not sell the shares purchased by him without registration of them under the Securities Act or exemption therefrom;

                   (g) The Subscriber has been furnished with and has read this agreement, the Preliminary Prospectus and such other documents relating to the Fund and its series as he has requested and as have been provided to him by the Fund;

                    (h) The Subscriber has also had the opportunity to ask questions of, and receive answers from, officers of the Fund concerning the Fund, its series, and the terms of the offering; and

                    (i) The Subscriber recognizes that the Fund reserves the right to reject or limit any subscription.


                                      4-2

          3. SOCIAL SECURITY NUMBER. The Subscriber certifies under penalties of perjury that the number shown on this form is the Subscriber's correct social security number and that he is not subject to backup withholding as a result of a failure to report all interest and dividend income to the Internal Revenue Service.

          4. This Subscription Agreement and all of its provisions shall be binding upon the legal representatives, heirs, successors and assigns of the parties hereto.

          5. The Fund's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.


                                      4-3

         IN WITNESS WHEREOF, this Subscription Agreement has been executed by the parties hereto as of the day and date first above written.


                                                          ISLAMIA GROUP OF FUNDS



                                                          By  /S/ Q.A. KHAN
                                                              -------------


 [INSERT NAME AND ADDRESS]
Social Security Number:



/S/ AIJAZ YARKHAN
-----------------
(Signature)



                                      4-4

                             ISLAMIA GROUP OF FUNDS

                             SUBSCRIPTION AGREEMENT

         This Agreement made this 1st day of June, 2000 by and between Islamia Group of Funds, a Massachusetts business trust (the "Fund"), and Farooq Sultan and Sara Sultan, (the "SUBSCRIBER").

          1. SHARE SUBSCRIPTION. The Subscriber subscribes for and agrees to purchase from the Fund 2,000 shares of beneficial interest of the Fund's series, the Islamia Income Fund for a purchase price of $10.00 per share, on the terms and conditions set forth herein and in the preliminary prospectus ("PRELIMINARY PROSPECTUS"). Subscriber agrees to make payment for these shares at such time as demand for payment may be made by an officer of the Fund.

         The Subscriber understands that the Fund filed a registration statement with the Securities and Exchange Commission on Form N-1A, which contains the Preliminary Prospectus describing the Fund and the shares. The Subscriber acknowledges receipt of a copy of the Preliminary Prospectus.

         The Subscriber recognizes that the Fund will not be fully operational until it commences public offering of its shares. Accordingly, a number of features of the Fund described in the Preliminary Prospectus, including, without limitation, the declaration and payment of dividends, and redemption of shares upon request of shareholders, are not, in fact, in existence at the present time and will not be instituted until the Fund's registration statement becomes effective under the Securities Act of 1933 (the "SECURITIES ACT").

         2. REPRESENTATIONS AND WARRANTIES: The Subscriber hereby represents and warrants the following:

               (a) The Subscriber represents that it has been informed of the following:

               (i) that the shares being subscribed for have not been and will not be registered under the Securities Act;

               (ii) that the shares will be sold by the Fund in reliance on an exemption from the registration requirements of the Securities Act;

               (iii) that the Fund's reliance upon an exemption from the registration requirements of the Securities Act is predicated in part on the representations and agreements contained in this Subscription Agreement;

               (iv) that when issued, the shares will be "restricted securities" as defined in paragraph (a)(3) of Rule 144 of the General Rules and Regulations under the Securities Act ("RULE 144") and cannot be sold or transferred by Subscriber unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available.

                                      5-1

                   (v) that there does not appear to be any exemptions from the registration provisions of the Securities Act available to the Subscriber for resale of the shares. In the future, certain exemptions may possibly become available, including an exemption for limited sales in accordance with the conditions of Rule 144.

         The Subscriber understands that a primary purpose of the information acknowledged in subparagraphs (i) through (v) above is to put it on notice as to restrictions on the transferability of the shares.

               (b) The Subscriber is aware that no federal or state agency has made any findings or determination as to the fairness for investment, nor any recommendation nor endorsement, of the Shares;

                   (c) The Subscriber has such knowledge and experience of financial and business matters as will enable him to utilize the information made available to him in connection with the offering of the shares to evaluate the merits and risks of the prospective investment and to make an informed investment decision;

                   (d) The Subscriber recognizes that the Fund (and its respective series) has only recently been organized, that the Fund has no financial or operating history and further, that investment in the Fund involves certain risks, and the Subscriber has taken full cognizance of and understands all of the risks related to the purchase of the shares, and the Subscriber acknowledges that he has suitable financial resources and anticipated income to bear the economic risks of such an investment;

                   (e) The Subscriber is purchasing shares for investment for his own account and not on behalf of any other person or persons, and not with any intention of redemption, distribution or resale of shares, either in whole or in part;

               (f) The Subscriber will not sell the shares purchased by him without registration of them under the Securities Act or exemption therefrom;

                   (g) The Subscriber has been furnished with and has read this agreement, the Preliminary Prospectus and such other documents relating to the Fund and its series as he has requested and as have been provided to him by the Fund;

               (h) The Subscriber has also had the opportunity to ask questions of, and receive answers from, officers of the Fund concerning the Fund, its series, and the terms of the offering; and

               (i) The Subscriber recognizes that the Fund reserves the right to reject or limit any subscription.


                                      5-2

          3. SOCIAL SECURITY NUMBER. The Subscriber certifies under penalties of perjury that the number shown on this form is the Subscriber's correct social security number and that he is not subject to backup withholding as a result of a failure to report all interest and dividend income to the Internal Revenue Service.

          4. This Subscription Agreement and all of its provisions shall be binding upon the legal representatives, heirs, successors and assigns of the parties hereto.

          5. The Fund's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.


                                      5-3

         IN WITNESS WHEREOF, this Subscription Agreement has been executed by the parties hereto as of the day and date first above written.


                                                          ISLAMIA GROUP OF FUNDS



                                                          By  /S/ Q.A. KHAN
                                                              -------------


 [INSERT NAME AND ADDRESS]
Social Security Number:



/S/ F. SULTAN
--------------

/S/ SARA SULTAN
---------------
(Signature)


                                      5-4

                             ISLAMIA GROUP OF FUNDS

                             SUBSCRIPTION AGREEMENT

         This Agreement made this 1st day of June, 2000 by and between Islamia Group of Funds, a Massachusetts business trust (the "Fund"), and Omar Sultan, (the "SUBSCRIBER").

          1. SHARE SUBSCRIPTION. The Subscriber subscribes for and agrees to purchase from the Fund 1,000 shares of beneficial interest of the Fund's series, the Islamia Income Fund for a purchase price of $10.00 per share, on the terms and conditions set forth herein and in the preliminary prospectus ("PRELIMINARY PROSPECTUS"). Subscriber agrees to make payment for these shares at such time as demand for payment may be made by an officer of the Fund.

         The Subscriber understands that the Fund filed a registration statement with the Securities and Exchange Commission on Form N-1A, which contains the Preliminary Prospectus describing the Fund and the shares. The Subscriber acknowledges receipt of a copy of the Preliminary Prospectus.

         The Subscriber recognizes that the Fund will not be fully operational until it commences public offering of its shares. Accordingly, a number of features of the Fund described in the Preliminary Prospectus, including, without limitation, the declaration and payment of dividends, and redemption of shares upon request of shareholders, are not, in fact, in existence at the present time and will not be instituted until the Fund's registration statement becomes effective under the Securities Act of 1933 (the "SECURITIES ACT").

         2. REPRESENTATIONS AND WARRANTIES: The Subscriber hereby represents and warrants the following:

               (a) The Subscriber represents that it has been informed of the following:

               (i) that the shares being subscribed for have not been and will not be registered under the Securities Act;

               (ii) that the shares will be sold by the Fund in reliance on an exemption from the registration requirements of the Securities Act;

               (iii) that the Fund's reliance upon an exemption from the registration requirements of the Securities Act is predicated in part on the representations and agreements contained in this Subscription Agreement;

               (iv) that when issued, the shares will be "restricted securities" as defined in paragraph (a)(3) of Rule 144 of the General Rules and Regulations under the Securities Act ("RULE 144") and cannot be sold or transferred by Subscriber unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available.


                                      6-1

                   (v) that there does not appear to be any exemptions from the registration provisions of the Securities Act available to the Subscriber for resale of the shares. In the future, certain exemptions may possibly become available, including an exemption for limited sales in accordance with the conditions of Rule 144.

         The Subscriber understands that a primary purpose of the information acknowledged in subparagraphs (i) through (v) above is to put it on notice as to restrictions on the transferability of the shares.

               (b) The Subscriber is aware that no federal or state agency has made any findings or determination as to the fairness for investment, nor any recommendation nor endorsement, of the Shares;

               (c) The Subscriber has such knowledge and experience of financial and business matters as will enable him to utilize the information made available to him in connection with the offering of the shares to evaluate the merits and risks of the prospective investment and to make an informed investment decision;

               (d) The Subscriber recognizes that the Fund (and its respective series) has only recently been organized, that the Fund has no financial or operating history and further, that investment in the Fund involves certain risks, and the Subscriber has taken full cognizance of and understands all of the risks related to the purchase of the shares, and the Subscriber acknowledges that he has suitable financial resources and anticipated income to bear the economic risks of such an investment;

               (e) The Subscriber is purchasing shares for investment for his own account and not on behalf of any other person or persons, and not with any intention of redemption, distribution or resale of shares, either in whole or in part;

               (f) The Subscriber will not sell the shares purchased by him without registration of them under the Securities Act or exemption therefrom;

               (g) The Subscriber has been furnished with and has read this agreement, the Preliminary Prospectus and such other documents relating to the Fund and its series as he has requested and as have been provided to him by the Fund;

               (h) The Subscriber has also had the opportunity to ask questions of, and receive answers from, officers of the Fund concerning the Fund, its series, and the terms of the offering; and

               (i) The Subscriber recognizes that the Fund reserves the right to reject or limit any subscription.

                                      6-2

          3. SOCIAL SECURITY NUMBER. The Subscriber certifies under penalties of perjury that the number shown on this form is the Subscriber's correct social security number and that he is not subject to backup withholding as a result of a failure to report all interest and dividend income to the Internal Revenue Service.

          4. This Subscription Agreement and all of its provisions shall be binding upon the legal representatives, heirs, successors and assigns of the parties hereto.

          5. The Fund's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.


                                      6-3

         IN WITNESS WHEREOF, this Subscription Agreement has been executed by the parties hereto as of the day and date first above written.


                                                          ISLAMIA GROUP OF FUNDS



                                                          By  /S/ Q.A. KHAN
                                                              -------------


 [INSERT NAME AND ADDRESS]
Social Security Number:



/S/ OMAR SULTAN
---------------
(Signature)


                                      6-4

                             ISLAMIA GROUP OF FUNDS

                             SUBSCRIPTION AGREEMENT

         This Agreement made this 1st day of June, 2000 by and between Islamia Group of Funds, a Massachusetts business trust (the "Fund"), and Raj Mohammed, (the "SUBSCRIBER").

          1. SHARE SUBSCRIPTION. The Subscriber subscribes for and agrees to purchase from the Fund 500 shares of beneficial interest of the Fund's series, the Islamia Income Fund for a purchase price of $10.00 per share, on the terms and conditions set forth herein and in the preliminary prospectus ("PRELIMINARY PROSPECTUS"). Subscriber agrees to make payment for these shares at such time as demand for payment may be made by an officer of the Fund.

         The Subscriber understands that the Fund filed a registration statement with the Securities and Exchange Commission on Form N-1A, which contains the Preliminary Prospectus describing the Fund and the shares. The Subscriber acknowledges receipt of a copy of the Preliminary Prospectus.

         The Subscriber recognizes that the Fund will not be fully operational until it commences public offering of its shares. Accordingly, a number of features of the Fund described in the Preliminary Prospectus, including, without limitation, the declaration and payment of dividends, and redemption of shares upon request of shareholders, are not, in fact, in existence at the present time and will not be instituted until the Fund's registration statement becomes effective under the Securities Act of 1933 (the "SECURITIES ACT").

         2. REPRESENTATIONS AND WARRANTIES: The Subscriber hereby represents and warrants the following:

               (a) The Subscriber represents that it has been informed of the following:

               (i) that the shares being subscribed for have not been and will not be registered under the Securities Act;

               (ii) that the shares will be sold by the Fund in reliance on an exemption from the registration requirements of the Securities Act;

               (iii) that the Fund's reliance upon an exemption from the registration requirements of the Securities Act is predicated in part on the representations and agreements contained in this Subscription Agreement;

               (iv) that when issued, the shares will be "restricted securities" as defined in paragraph (a)(3) of Rule 144 of the General Rules and Regulations under the Securities Act ("RULE 144") and cannot be sold or transferred by Subscriber unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available.


                                      7-1

               (v) that there does not appear to be any exemptions from the registration provisions of the Securities Act available to the Subscriber for resale of the shares. In the future, certain exemptions may possibly become available, including an exemption for limited sales in accordance with the conditions of Rule 144.

         The Subscriber understands that a primary purpose of the information acknowledged in subparagraphs (i) through (v) above is to put it on notice as to restrictions on the transferability of the shares.

               (b) The Subscriber is aware that no federal or state agency has made any findings or determination as to the fairness for investment, nor any recommendation nor endorsement, of the Shares;

               (c) The Subscriber has such knowledge and experience of financial and business matters as will enable him to utilize the information made available to him in connection with the offering of the shares to evaluate the merits and risks of the prospective investment and to make an informed investment decision;

               (d) The Subscriber recognizes that the Fund (and its respective series) has only recently been organized, that the Fund has no financial or operating history and further, that investment in the Fund involves certain risks, and the Subscriber has taken full cognizance of and understands all of the risks related to the purchase of the shares, and the Subscriber acknowledges that he has suitable financial resources and anticipated income to bear the economic risks of such an investment;

               (e) The Subscriber is purchasing shares for investment for his own account and not on behalf of any other person or persons, and not with any intention of redemption, distribution or resale of shares, either in whole or in part;

               (f) The Subscriber will not sell the shares purchased by him without registration of them under the Securities Act or exemption therefrom;

               (g) The Subscriber has been furnished with and has read this agreement, the Preliminary Prospectus and such other documents relating to the Fund and its series as he has requested and as have been provided to him by the Fund;

               (h) The Subscriber has also had the opportunity to ask questions of, and receive answers from, officers of the Fund concerning the Fund, its series, and the terms of the offering; and

               (i) The Subscriber recognizes that the Fund reserves the right to reject or limit any subscription.

                                      7-2

          3. SOCIAL SECURITY NUMBER. The Subscriber certifies under penalties of perjury that the number shown on this form is the Subscriber's correct social security number and that he is not subject to backup withholding as a result of a failure to report all interest and dividend income to the Internal Revenue Service.

          4. This Subscription Agreement and all of its provisions shall be binding upon the legal representatives, heirs, successors and assigns of the parties hereto.

          5. The Fund's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.



                                      7-3

         IN WITNESS WHEREOF, this Subscription Agreement has been executed by the parties hereto as of the day and date first above written.


                                                          ISLAMIA GROUP OF FUNDS



                                                          By  /S/ Q.A. KHAN
                                                              -------------


 [INSERT NAME AND ADDRESS]
Social Security Number:



/S/ RAJ MOHAMMED
----------------
(Signature)





                                      7-4

                             ISLAMIA GROUP OF FUNDS

                             SUBSCRIPTION AGREEMENT

         This Agreement made this 5th day of June, 2000 by and between Islamia Group of Funds, a Massachusetts business trust (the "Fund"), and Shamim Qureshi, (the "SUBSCRIBER").

          1. SHARE SUBSCRIPTION. The Subscriber subscribes for and agrees to purchase from the Fund 1,000 shares of beneficial interest of the Fund's series, the Islamia Income Fund for a purchase price of $10.00 per share, on the terms and conditions set forth herein and in the preliminary prospectus ("PRELIMINARY PROSPECTUS"). Subscriber agrees to make payment for these shares at such time as demand for payment may be made by an officer of the Fund.

         The Subscriber understands that the Fund filed a registration statement with the Securities and Exchange Commission on Form N-1A, which contains the Preliminary Prospectus describing the Fund and the shares. The Subscriber acknowledges receipt of a copy of the Preliminary Prospectus.

         The Subscriber recognizes that the Fund will not be fully operational until it commences public offering of its shares. Accordingly, a number of features of the Fund described in the Preliminary Prospectus, including, without limitation, the declaration and payment of dividends, and redemption of shares upon request of shareholders, are not, in fact, in existence at the present time and will not be instituted until the Fund's registration statement becomes effective under the Securities Act of 1933 (the "SECURITIES ACT").

         2. REPRESENTATIONS AND WARRANTIES: The Subscriber hereby represents and warrants the following:

               (a) The Subscriber represents that it has been informed of the following:

               (i) that the shares being subscribed for have not been and will not be registered under the Securities Act;

               (ii) that the shares will be sold by the Fund in reliance on an exemption from the registration requirements of the Securities Act;

               (iii) that the Fund's reliance upon an exemption from the registration requirements of the Securities Act is predicated in part on the representations and agreements contained in this Subscription Agreement;

               (iv) that when issued, the shares will be "restricted securities" as defined in paragraph (a)(3) of Rule 144 of the General Rules and Regulations under the Securities Act ("RULE 144") and cannot be sold or transferred by Subscriber unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available.


                                      8-1

               (v) that there does not appear to be any exemptions from the registration provisions of the Securities Act available to the Subscriber for resale of the shares. In the future, certain exemptions may possibly become available, including an exemption for limited sales in accordance with the conditions of Rule 144.

         The Subscriber understands that a primary purpose of the information acknowledged in subparagraphs (i) through (v) above is to put it on notice as to restrictions on the transferability of the shares.

               (b) The Subscriber is aware that no federal or state agency has made any findings or determination as to the fairness for investment, nor any recommendation nor endorsement, of the Shares;

               (c) The Subscriber has such knowledge and experience of financial and business matters as will enable him to utilize the information made available to him in connection with the offering of the shares to evaluate the merits and risks of the prospective investment and to make an informed investment decision;

               (d) The Subscriber recognizes that the Fund (and its respective series) has only recently been organized, that the Fund has no financial or operating history and further, that investment in the Fund involves certain risks, and the Subscriber has taken full cognizance of and understands all of the risks related to the purchase of the shares, and the Subscriber acknowledges that he has suitable financial resources and anticipated income to bear the economic risks of such an investment;

               (e) The Subscriber is purchasing shares for investment for his own account and not on behalf of any other person or persons, and not with any intention of redemption, distribution or resale of shares, either in whole or in part;

               (f) The Subscriber will not sell the shares purchased by him without registration of them under the Securities Act or exemption therefrom;

               (g) The Subscriber has been furnished with and has read this agreement, the Preliminary Prospectus and such other documents relating to the Fund and its series as he has requested and as have been provided to him by the Fund;

               (h) The Subscriber has also had the opportunity to ask questions of, and receive answers from, officers of the Fund concerning the Fund, its series, and the terms of the offering; and

               (i) The Subscriber recognizes that the Fund reserves the right to reject or limit any subscription.


                                      8-2

          3. SOCIAL SECURITY NUMBER. The Subscriber certifies under penalties of perjury that the number shown on this form is the Subscriber's correct social security number and that he is not subject to backup withholding as a result of a failure to report all interest and dividend income to the Internal Revenue Service.

          4. This Subscription Agreement and all of its provisions shall be binding upon the legal representatives, heirs, successors and assigns of the parties hereto.

          5. The Fund's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.


                                      8-3

         IN WITNESS WHEREOF, this Subscription Agreement has been executed by the parties hereto as of the day and date first above written.


                                                          ISLAMIA GROUP OF FUNDS



                                                          By  /S/ Q.A. KHAN
                                                              -------------


 [INSERT NAME AND ADDRESS]
Social Security Number:



/S/ SHAMIM QURESHI
------------------
(Signature)



                                      8-4

                             ISLAMIA GROUP OF FUNDS

                             SUBSCRIPTION AGREEMENT

         This Agreement made this 6th day of June, 2000 by and between Islamia Group of Funds, a Massachusetts business trust (the "Fund"), and Mohammed Misbahuddin and Afzal Misbah, (the "SUBSCRIBER").

          1. SHARE SUBSCRIPTION. The Subscriber subscribes for and agrees to purchase from the Fund 500 shares of beneficial interest of the Fund's series, the Islamia Income Fund for a purchase price of $10.00 per share, on the terms and conditions set forth herein and in the preliminary prospectus ("PRELIMINARY PROSPECTUS"). Subscriber agrees to make payment for these shares at such time as demand for payment may be made by an officer of the Fund.

         The Subscriber understands that the Fund filed a registration statement with the Securities and Exchange Commission on Form N-1A, which contains the Preliminary Prospectus describing the Fund and the shares. The Subscriber acknowledges receipt of a copy of the Preliminary Prospectus.

         The Subscriber recognizes that the Fund will not be fully operational until it commences public offering of its shares. Accordingly, a number of features of the Fund described in the Preliminary Prospectus, including, without limitation, the declaration and payment of dividends, and redemption of shares upon request of shareholders, are not, in fact, in existence at the present time and will not be instituted until the Fund's registration statement becomes effective under the Securities Act of 1933 (the "SECURITIES ACT").

         2. REPRESENTATIONS AND WARRANTIES: The Subscriber hereby represents and warrants the following:

               (a) The Subscriber represents that it has been informed of the following:

               (i) that the shares being subscribed for have not been and will not be registered under the Securities Act;

               (ii) that the shares will be sold by the Fund in reliance on an exemption from the registration requirements of the Securities Act;

               (iii) that the Fund's reliance upon an exemption from the registration requirements of the Securities Act is predicated in part on the representations and agreements contained in this Subscription Agreement;

               (iv) that when issued, the shares will be "restricted securities" as defined in paragraph (a)(3) of Rule 144 of the General Rules and Regulations under the Securities Act ("RULE 144") and cannot be sold or transferred by Subscriber unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available.

                                      9-1

                   (v) that there does not appear to be any exemptions from the registration provisions of the Securities Act available to the Subscriber for resale of the shares. In the future, certain exemptions may possibly become available, including an exemption for limited sales in accordance with the conditions of Rule 144.

         The Subscriber understands that a primary purpose of the information acknowledged in subparagraphs (i) through (v) above is to put it on notice as to restrictions on the transferability of the shares.

               (b) The Subscriber is aware that no federal or state agency has made any findings or determination as to the fairness for investment, nor any recommendation nor endorsement, of the Shares;

               (c) The Subscriber has such knowledge and experience of financial and business matters as will enable him to utilize the information made available to him in connection with the offering of the shares to evaluate the merits and risks of the prospective investment and to make an informed investment decision;

               (d) The Subscriber recognizes that the Fund (and its respective series) has only recently been organized, that the Fund has no financial or operating history and further, that investment in the Fund involves certain risks, and the Subscriber has taken full cognizance of and understands all of the risks related to the purchase of the shares, and the Subscriber acknowledges that he has suitable financial resources and anticipated income to bear the economic risks of such an investment;

               (e) The Subscriber is purchasing shares for investment for his own account and not on behalf of any other person or persons, and not with any intention of redemption, distribution or resale of shares, either in whole or in part;

               (f) The Subscriber will not sell the shares purchased by him without registration of them under the Securities Act or exemption therefrom;

               (g) The Subscriber has been furnished with and has read this agreement, the Preliminary Prospectus and such other documents relating to the Fund and its series as he has requested and as have been provided to him by the Fund;

               (h) The Subscriber has also had the opportunity to ask questions of, and receive answers from, officers of the Fund concerning the Fund, its series, and the terms of the offering; and

               (i) The Subscriber recognizes that the Fund reserves the right to reject or limit any subscription.


                                      9-2

          3. SOCIAL SECURITY NUMBER. The Subscriber certifies under penalties of perjury that the number shown on this form is the Subscriber's correct social security number and that he is not subject to backup withholding as a result of a failure to report all interest and dividend income to the Internal Revenue Service.

          4. This Subscription Agreement and all of its provisions shall be binding upon the legal representatives, heirs, successors and assigns of the parties hereto.

          5. The Fund's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.


                                      9-3

         IN WITNESS WHEREOF, this Subscription Agreement has been executed by the parties hereto as of the day and date first above written.


                                                          ISLAMIA GROUP OF FUNDS



                                                          By  /S/ Q.A. KHAN
                                                              -------------


 [INSERT NAME AND ADDRESS]
Social Security Number:



/S/ MOHAMMED MISBAHUDDIN
------------------------
(Signature)



                                      9-4

                             ISLAMIA GROUP OF FUNDS

                             SUBSCRIPTION AGREEMENT

         This Agreement made this 1st day of June, 2000 by and between Islamia Group of Funds, a Massachusetts business trust (the "Fund"), and Zareena Abbas, (the "SUBSCRIBER").

          1. SHARE SUBSCRIPTION. The Subscriber subscribes for and agrees to purchase from the Fund 1,000 shares of beneficial interest of the Fund's series, the Islamia Income Fund for a purchase price of $10.00 per share, on the terms and conditions set forth herein and in the preliminary prospectus ("PRELIMINARY PROSPECTUS"). Subscriber agrees to make payment for these shares at such time as demand for payment may be made by an officer of the Fund.

         The Subscriber understands that the Fund filed a registration statement with the Securities and Exchange Commission on Form N-1A, which contains the Preliminary Prospectus describing the Fund and the shares. The Subscriber acknowledges receipt of a copy of the Preliminary Prospectus.

         The Subscriber recognizes that the Fund will not be fully operational until it commences public offering of its shares. Accordingly, a number of features of the Fund described in the Preliminary Prospectus, including, without limitation, the declaration and payment of dividends, and redemption of shares upon request of shareholders, are not, in fact, in existence at the present time and will not be instituted until the Fund's registration statement becomes effective under the Securities Act of 1933 (the "SECURITIES ACT").

         2. REPRESENTATIONS AND WARRANTIES: The Subscriber hereby represents and warrants the following:

               (a) The Subscriber represents that it has been informed of the following:

               (i) that the shares being subscribed for have not been and will not be registered under the Securities Act;

               (ii) that the shares will be sold by the Fund in reliance on an exemption from the registration requirements of the Securities Act;

               (iii) that the Fund's reliance upon an exemption from the registration requirements of the Securities Act is predicated in part on the representations and agreements contained in this Subscription Agreement;

               (iv) that when issued, the shares will be "restricted securities" as defined in paragraph (a)(3) of Rule 144 of the General Rules and Regulations under the Securities Act ("RULE 144") and cannot be sold or transferred by Subscriber unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available.


                                      10-1

               (v) that there does not appear to be any exemptions from the registration provisions of the Securities Act available to the Subscriber for resale of the shares. In the future, certain exemptions may possibly become available, including an exemption for limited sales in accordance with the conditions of Rule 144.

         The Subscriber understands that a primary purpose of the information acknowledged in subparagraphs (i) through (v) above is to put it on notice as to restrictions on the transferability of the shares.

               (b) The Subscriber is aware that no federal or state agency has made any findings or determination as to the fairness for investment, nor any recommendation nor endorsement, of the Shares;

               (c) The Subscriber has such knowledge and experience of financial and business matters as will enable him to utilize the information made available to him in connection with the offering of the shares to evaluate the merits and risks of the prospective investment and to make an informed investment decision;

               (d) The Subscriber recognizes that the Fund (and its respective series) has only recently been organized, that the Fund has no financial or operating history and further, that investment in the Fund involves certain risks, and the Subscriber has taken full cognizance of and understands all of the risks related to the purchase of the shares, and the Subscriber acknowledges that he has suitable financial resources and anticipated income to bear the economic risks of such an investment;

               (e) The Subscriber is purchasing shares for investment for his own account and not on behalf of any other person or persons, and not with any intention of redemption, distribution or resale of shares, either in whole or in part;

               (f) The Subscriber will not sell the shares purchased by him without registration of them under the Securities Act or exemption therefrom;

               (g) The Subscriber has been furnished with and has read this agreement, the Preliminary Prospectus and such other documents relating to the Fund and its series as he has requested and as have been provided to him by the Fund;

               (h) The Subscriber has also had the opportunity to ask questions of, and receive answers from, officers of the Fund concerning the Fund, its series, and the terms of the offering; and

               (i) The Subscriber recognizes that the Fund reserves the right to reject or limit any subscription.


                                      10-2

          3. SOCIAL SECURITY NUMBER. The Subscriber certifies under penalties of perjury that the number shown on this form is the Subscriber's correct social security number and that he is not subject to backup withholding as a result of a failure to report all interest and dividend income to the Internal Revenue Service.

          4. This Subscription Agreement and all of its provisions shall be binding upon the legal representatives, heirs, successors and assigns of the parties hereto.

          5. The Fund's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.



                                      10-3

         IN WITNESS WHEREOF, this Subscription Agreement has been executed by the parties hereto as of the day and date first above written.


                                                          ISLAMIA GROUP OF FUNDS



                                                          By  /S/ Q.A. KHAN
                                                              -------------


 [INSERT NAME AND ADDRESS]
Social Security Number:



/S/ ZARINA ABBAS
----------------
(Signature)


                                      10-4

                             ISLAMIA GROUP OF FUNDS

                             SUBSCRIPTION AGREEMENT

         This Agreement made this 29th day of May, 2000 by and between Islamia Group of Funds, a Massachusetts business trust (the "Fund"), and S.G. Hasnain Ashrafi or Tasneem K. Ashrafi, (the "SUBSCRIBER").

          1. SHARE SUBSCRIPTION. The Subscriber subscribes for and agrees to purchase from the Fund 250 shares of beneficial interest of the Fund's series, the Islamia Income Fund for a purchase price of $10.00 per share, on the terms and conditions set forth herein and in the preliminary prospectus ("PRELIMINARY PROSPECTUS"). Subscriber agrees to make payment for these shares at such time as demand for payment may be made by an officer of the Fund.

         The Subscriber understands that the Fund filed a registration statement with the Securities and Exchange Commission on Form N-1A, which contains the Preliminary Prospectus describing the Fund and the shares. The Subscriber acknowledges receipt of a copy of the Preliminary Prospectus.

         The Subscriber recognizes that the Fund will not be fully operational until it commences public offering of its shares. Accordingly, a number of features of the Fund described in the Preliminary Prospectus, including, without limitation, the declaration and payment of dividends, and redemption of shares upon request of shareholders, are not, in fact, in existence at the present time and will not be instituted until the Fund's registration statement becomes effective under the Securities Act of 1933 (the "SECURITIES ACT").

         2. REPRESENTATIONS AND WARRANTIES: The Subscriber hereby represents and warrants the following:

               (a) The Subscriber represents that it has been informed of the following:

               (i) that the shares being subscribed for have not been and will not be registered under the Securities Act;

               (ii) that the shares will be sold by the Fund in reliance on an exemption from the registration requirements of the Securities Act;

               (iii) that the Fund's reliance upon an exemption from the registration requirements of the Securities Act is predicated in part on the representations and agreements contained in this Subscription Agreement;

               (iv) that when issued, the shares will be "restricted securities" as defined in paragraph (a)(3) of Rule 144 of the General Rules and Regulations under the Securities Act ("RULE 144") and cannot be sold or transferred by Subscriber unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available.


                                      11-1

               (v) that there does not appear to be any exemptions from the registration provisions of the Securities Act available to the Subscriber for resale of the shares. In the future, certain exemptions may possibly become available, including an exemption for limited sales in accordance with the conditions of Rule 144.

         The Subscriber understands that a primary purpose of the information acknowledged in subparagraphs (i) through (v) above is to put it on notice as to restrictions on the transferability of the shares.

               (b) The Subscriber is aware that no federal or state agency has made any findings or determination as to the fairness for investment, nor any recommendation nor endorsement, of the Shares;

               (c) The Subscriber has such knowledge and experience of financial and business matters as will enable him to utilize the information made available to him in connection with the offering of the shares to evaluate the merits and risks of the prospective investment and to make an informed investment decision;

               (d) The Subscriber recognizes that the Fund (and its respective series) has only recently been organized, that the Fund has no financial or operating history and further, that investment in the Fund involves certain risks, and the Subscriber has taken full cognizance of and understands all of the risks related to the purchase of the shares, and the Subscriber acknowledges that he has suitable financial resources and anticipated income to bear the economic risks of such an investment;

               (e) The Subscriber is purchasing shares for investment for his own account and not on behalf of any other person or persons, and not with any intention of redemption, distribution or resale of shares, either in whole or in part;

               (f) The Subscriber will not sell the shares purchased by him without registration of them under the Securities Act or exemption therefrom;

               (g) The Subscriber has been furnished with and has read this agreement, the Preliminary Prospectus and such other documents relating to the Fund and its series as he has requested and as have been provided to him by the Fund;

               (h) The Subscriber has also had the opportunity to ask questions of, and receive answers from, officers of the Fund concerning the Fund, its series, and the terms of the offering; and

               (i) The Subscriber recognizes that the Fund reserves the right to reject or limit any subscription.


                                      11-2

          3. SOCIAL SECURITY NUMBER. The Subscriber certifies under penalties of perjury that the number shown on this form is the Subscriber's correct social security number and that he is not subject to backup withholding as a result of a failure to report all interest and dividend income to the Internal Revenue Service.

          4. This Subscription Agreement and all of its provisions shall be binding upon the legal representatives, heirs, successors and assigns of the parties hereto.

          5. The Fund's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.



                                      11-3

IN WITNESS WHEREOF, this Subscription Agreement has been executed by the parties hereto as of the day and date first above written.


                                                          Islamia Group of Funds



                                                          By  /S/ Q.A. KHAN
                                                              -------------



[INSERT NAME AND ADDRESS]
Social Security Number:



/S/ S.G. HASNAIN ASHRAFI
------------------------



/S/ TASNEEM K. ASHRAFI
---------------------------
(Signature)


                                      11-4

                             ISLAMIA GROUP OF FUNDS

                             SUBSCRIPTION AGREEMENT

         This Agreement made this 29th day of May, 2000 by and between Islamia Group of Funds, a Massachusetts business trust (the "Fund"), and Sarah Ashrafi or Tasneem K. Ashrafi, (the "SUBSCRIBER").

          1. SHARE SUBSCRIPTION. The Subscriber subscribes for and agrees to purchase from the Fund 250 shares of beneficial interest of the Fund's series, the Islamia Income Fund for a purchase price of $10.00 per share, on the terms and conditions set forth herein and in the preliminary prospectus ("PRELIMINARY PROSPECTUS"). Subscriber agrees to make payment for these shares at such time as demand for payment may be made by an officer of the Fund.

         The Subscriber understands that the Fund filed a registration statement with the Securities and Exchange Commission on Form N-1A, which contains the Preliminary Prospectus describing the Fund and the shares. The Subscriber acknowledges receipt of a copy of the Preliminary Prospectus.

         The Subscriber recognizes that the Fund will not be fully operational until it commences public offering of its shares. Accordingly, a number of features of the Fund described in the Preliminary Prospectus, including, without limitation, the declaration and payment of dividends, and redemption of shares upon request of shareholders, are not, in fact, in existence at the present time and will not be instituted until the Fund's registration statement becomes effective under the Securities Act of 1933 (the "SECURITIES ACT").

         2. REPRESENTATIONS AND WARRANTIES: The Subscriber hereby represents and warrants the following:

               (a) The Subscriber represents that it has been informed of the following:

               (i) that the shares being subscribed for have not been and will not be registered under the Securities Act;

               (ii) that the shares will be sold by the Fund in reliance on an exemption from the registration requirements of the Securities Act;

               (iii) that the Fund's reliance upon an exemption from the registration requirements of the Securities Act is predicated in part on the representations and agreements contained in this Subscription Agreement;

               (iv) that when issued, the shares will be "restricted securities" as defined in paragraph (a)(3) of Rule 144 of the General Rules and Regulations under the Securities Act ("RULE 144") and cannot be sold or transferred by Subscriber unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available.


                                      12-1

               (v) that there does not appear to be any exemptions from the registration provisions of the Securities Act available to the Subscriber for resale of the shares. In the future, certain exemptions may possibly become available, including an exemption for limited sales in accordance with the conditions of Rule 144.

         The Subscriber understands that a primary purpose of the information acknowledged in subparagraphs (i) through (v) above is to put it on notice as to restrictions on the transferability of the shares.

               (b) The Subscriber is aware that no federal or state agency has made any findings or determination as to the fairness for investment, nor any recommendation nor endorsement, of the Shares;

               (c) The Subscriber has such knowledge and experience of financial and business matters as will enable him to utilize the information made available to him in connection with the offering of the shares to evaluate the merits and risks of the prospective investment and to make an informed investment decision;

               (d) The Subscriber recognizes that the Fund (and its respective series) has only recently been organized, that the Fund has no financial or operating history and further, that investment in the Fund involves certain risks, and the Subscriber has taken full cognizance of and understands all of the risks related to the purchase of the shares, and the Subscriber acknowledges that he has suitable financial resources and anticipated income to bear the economic risks of such an investment;

               (e) The Subscriber is purchasing shares for investment for his own account and not on behalf of any other person or persons, and not with any intention of redemption, distribution or resale of shares, either in whole or in part;

               (f) The Subscriber will not sell the shares purchased by him without registration of them under the Securities Act or exemption therefrom;

               (g) The Subscriber has been furnished with and has read this agreement, the Preliminary Prospectus and such other documents relating to the Fund and its series as he has requested and as have been provided to him by the Fund;

               (h) The Subscriber has also had the opportunity to ask questions of, and receive answers from, officers of the Fund concerning the Fund, its series, and the terms of the offering; and

               (i) The Subscriber recognizes that the Fund reserves the right to reject or limit any subscription.


                                      12-2

          3. SOCIAL SECURITY NUMBER. The Subscriber certifies under penalties of perjury that the number shown on this form is the Subscriber's correct social security number and that he is not subject to backup withholding as a result of a failure to report all interest and dividend income to the Internal Revenue Service.

          4. This Subscription Agreement and all of its provisions shall be binding upon the legal representatives, heirs, successors and assigns of the parties hereto.

          5. The Fund's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.



                                      12-3

IN WITNESS WHEREOF, this Subscription Agreement has been executed by the parties hereto as of the day and date first above written.


                                                          Islamia Group of Funds




                                                          By  /S/ Q.A. KHAN
                                                              -------------


 [INSERT NAME AND ADDRESS]
Social Security Number:

/S/ SARAH ASHRAFI
-----------------

/S/ TASNEEM K. ASHRAFI
---------------------------
(Signature)



                                      12-4